Exhibit 99.1

5G promises to deliver the fastest data speeds ever. Getting there is the challenge. Stock Symbol: COMS MARCH 2020 Investor Presentation

Legal Disclaimer p. 2 This confidential presentation has been prepared by COMSovereign Holding Corp. (the “Company”) and is being furnished only to th ose persons who have signed a Confidentiality Agreement on file with the Company. It is intended only for their limited use and benefit in determining whether they desire to express interest in an investment in the business described herein. By receipt of this confidential presentation, you agree that this presentation and its contents are of a co nfi dential nature. You further agree to hold and treat this information in the strictest of confidence and not to disclose any of its contents to any other entity without prior written aut horization or to use this presentation or any of its contents in any fashion or manner detrimental to the interest of the Company. This presentation is not to be reproduced or re vea led in any way. This confidential presentation should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation. This confidential presentation is not a prospectus or other offering document under U.S. law or under any other law. It has b een prepared for information purposes only. This presentation contains general summary information and does not take into account the investment objectives, financial situati on and particular needs of any individual investor. It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors hav ing regarding to their objectives, financial situation and needs. Certain of the information contained in this confidential presentation may contain “forward - looking information”. Forward - lookin g information and statements may include, among others, statements regarding the future plans, costs, objectives or performance of the Company, or the assumptions underlying an y of the foregoing. In this presentation, words such as “may”, “would”, “could”, “will”, “likely”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate” and similar wor ds and the negative form thereof are used to identify forward - looking statements. Forward - looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether, or the times at or by which, such future performance will be achieved. Forward - looking statements and information are based on inf ormation available at the time and/or management’s good - faith belief with respect to future events and are subject to known or unknown risks, uncertainties, assumptio ns and other unpredictable factors, many of which are beyond the Company’s control. These risks, uncertainties and assumptions include, but are not limited to, those described u nder “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018. The Company does not intend, nor does the Company undertake any obligation, to update or revise any forward - looking information or statements contained in this presentation to reflect subsequent information, events or circumstances or otherw ise , except if required by applicable laws. This confidential presentation speaks as of March 1, 2020. Neither the delivery of this presentation nor any further discussi ons by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company si nce such date. The Company does not intend, and does not assume any obligation, to update or correct any information included in this presentation.

p. 3 COMSovereign was formed to fill a pressing need it saw coming ; in fact – one that became a U . S . National Security issue . No U . S . – based telecom company was available to plug the gap created by the discovery and necessitated removal of non - secure telecommunications gear that had been discovered to be capable of compromising the security of American citizens, businesses and governmental agencies . This telecom hardware also was allegedly used to engage in deceptive practices on U . S . soil and abroad . "This Executive Order declares a national emergency with respect to the threats against information and communications technology and services in the United States and delegates authority to the Secretary of Commerce to prohibit transactions posing an unacceptable risk to the national security of the United States or the security and safety of United States persons … ” May 15 , 2019 - “An Executive Order signed by President Trump restricts U . S . companies from purchasing any telecommunications equipment produced by companies “owned by, controlled by or subject to the jurisdiction or direction of a foreign adversary . ” – NextGov . com COMSovereign foresaw this need and meticulously planned, prepared and gathered a powerhouse group of experienced, successful personnel, companies and future - generation technologies to meet this need at home and abroad . Following a year - long U . S . - based buildout, the company has become the 2 nd largest telecom microwave backhaul integrator in the U . S . and is poised to replace compromised telecom hardware with hardware that COMSovereign believes will be the most data and power efficient, new generation hardware and software available in the marketplace . ComSovereign is a pure - play communications company able to provide LTE Advanced and 5 G - NR (“New Radio”) telecom solutions to network operators and enterprises world - wide . Its R&D focus is on spectral efficiency capabilities, including AI, signal modulations, antenna, software, hardware and firmware technologies to enable efficient data transmission across the entire spectrum . ABOUT US

THE PROMISE OF 5G 5 G networks and phones are expected to revolutionize the transfer of data . The core benefits of 5 G are : Countries in the RACE TO 5G Countries have targeted 5 G as a strategic benefit to their overall economy and military . Governments see it as a RACE TO 5 G lead by China . Battery Life is Expected to improve 10X The Number of Connected Devices Can Increase 10 - 100X Data Rates of Transfer Will Increase 10 - 100X Latency is Expected to Decrease 5X Mobile Data Volume Will Increase 1000X 1 st CHINA Beijing, Shanghai, Shenzhen have widespread 5G coverage. 4.7 sites per 10,000 pops. 2 nd S. KOREA Promises nationwide coverage by 2025. 4.1 sites per 10,000 pops. 3 rd UNITED STATES With only 3.3 sites per 10,000 pops, US based carriers have enabled sections of cities, or venues like the Superbowl p. 4

WHAT CARRIERS MUST OVERCOME

5G is a NEW Network, Not Just an Upgrade

Then, upgrades were linear and quick…


2G
3G
4G
LTE

The straight-line upgrade of past networks was possible by layering componentry onto the existing network. 2G systems were also able to upgrade to 4G using the same technologies.

TODAY, they are more complex…


4G
LTE
5G

5G is not a layer on top of an existing network, it is a new system which presents challenges to carriers. The evolution to 5G involves many new capabilities and applications that follow separate schedules. Carriers are faced with **3 challenges.**

COSTS
of 5G is significant and installation timelines are longer than past upgrades.

MILLIMETER WAVE requires carriers to bid for the higher spectrum bands as they build and roll out their respective 5G networks.

BEAMFORMING
of 5G will handle more users and data but beam out over shorter distances requiring more boosters on the network to avoid dead spots.

Also, carriers must enable specific technologies

1. A significant increase (‘density’) in ‘nodes’ to which devices can connect to the internet
2. Higher frequency nodes are required to handle millimeter wave band modulation
3. Carriers must maximize the ‘efficiency’ of those nodes to be competitive
4. Nodes must ‘backhaul’ to an ‘internet line’ (IP) in order to transmit and access data
5. The ‘fronthaul’ part of the network that connects to mobile devices must be standardized
6. The network must have permitted places/nodes for the radios, and reliable power for them

COMSovereign

WHAT YOU SHOULD KNOW

3G and 4G Networks MUST Upgrade to 4G LTE Advanced Before 5G

- 4G LTE Advanced networks can coexist with 5G but latent 3G networks are set to "sunset' and must transition to 4G LTE / Advanced
- AT&T and Verizon have already indicated they will shut down 3G networks by 2022 (IEEE Communications Society, February 2019) which indicates they must upgrade all networks to 4G and 4G LTE
- The demand for existing network upgrades to 4G LTE is greater than the capex budgeted to transition to 5G

$4.7 BILLION	Compared to the...	$18 BILLION
Is the estimated budget by carriers to upgrade systems to 5G		The same carriers have budgeted to upgrade 3G and 4G to 4G LTE needed to eventually transition to 5G

Deloitte

The Market Opportunity for COMS

Installers must have the technologies to upgrade latent networks to 4G LTE first, before continuing the transition to 5G.

The greatest portion of projects will be allocated to companies who have the combination of 4G LTE upgrade capabilities and 5G millimeter wave technology and critical backhaul systems. International markets with more latent networks are under the greatest pressure to upgrade their networks to support 5G and Internet of Thing ("IoT") devices.



COMSovereign p.6

5G promises to deliver the fastest data speeds ever but getting there is the challenge . p. 7 We Provide Carriers the Critical Technology to Transition Latent Networks to 5G MILLIMETER WAVE BACKHAUL SYSTEMS TETHERED AERIAL COMMUNICATION NODES SPECTRUM - EFFICIENT DUPLEXERS SILICON PHOTONIC CHIPSETS BACKUP BATTERY POWER SYSTEMS SOFTWARE, HARDWARE AND SYSTEM DESIGN p. 7 4G LTE / ADVANCED 5G NR FUTURE nG & AI COMS

CUSTOMERS & PARTNERS (700+) p. 8

DragonWave

A COMSovereign Company



A MARKET LEADER IN BACKHAUL DATA SYSTEMS

High Capacity Micro and Millimeter Backhaul Radio Units

- 19 years in the industry as a company of ‘firsts’ – often copied, but never matched
- Over **330,000** installed locations in more than **100** countries worldwide
- The Platinum Standard Equipment in the Backhaul Industry – the Leader in Quality
- 2nd largest provider of microwave backhaul equipment in America
- Historically ~32% blended gross margin, with some channels over 45% gross margin





Technologies

- Multi-Channel – Double Capacity
- Cross-Polarization – Double Capacity
- Advanced Waveforms (TM) & Full-Duplexing (LEXTRUM) – Tripling Capacity
- Trunk and Hub Switching
- Over **$1B** installed customer base representing **700+** customers
- Best-in-Class Microwave Packet Radio for Telecommunications and Data
- **Vertical market sales channel**



COMSovereign p. 9

p. 10 TETHERED SURVEILLANCE AND COMMUNICATIONS ▪ Develops and manufactures cost - effective, compact and rapidly - deployable aerial platforms including lighter - than - air aerostats and drones ▪ Provides government and commercial customers with enhanced surveillance and communication capabilities ▪ Prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications. TECHNOLOGIES ▪ WASP Elevated Relay System Serves the Warfighter ▪ WASP Can Deter Illegal Activity at Borders ▪ WASP Lite is a Compact, Highly Mobile Aerial Platform ▪ WATT Hex - rotor Deploys in minutes, allowing airborne LTE networks anywhere, anytime

INTELLIGENT BATTERIES AND BACK UP POWER Required Network Battery Power with Performance Multiples ▪ Safe Lithium - Iron Phosphate power technology ▪ Battery management system by Elitise ▪ Historically around 40% gross margin, with some channels over 50% gross margin Technologies ▪ Environmentally Friendly (LiFePO4 Based) ▪ Compact Sizing and Minimized Relative Weight ▪ iOS and Android Apps for Device Management ▪ Built - in Intelligent Short Circuit Protection ▪ Anti - Theft Protection Feature ▪ Built - in Self Heating Feature to Enable Cold Power Use ▪ Reserved Power from Inadvertent Drain for Last Ditch Power Needs ▪ Ability to Remotely Monitor Device Health p. 11

SPECTRUM EFFICIENCY Full - Duplex Wireless Technologies ▪ Doubles data rates on existing RF antennae by sending and receiving simultaneously on the same frequency ▪ Critical in backhaul networks (tower to tower applications) ▪ A 100% necessary component of true ‘5G’ technology FD Platform, FPGA SOC/RFIC, Radio OEMS, Fixed Wireless, SG IoT ▪ Doubling data throughput by sending & receiving simultaneously on same frequency ▪ Radio demonstrations in CBRS and millimeter wave radio ▪ Multi - reconfigurable antennae, digital & analog methods provide 120 db noise reduction ▪ Developing world’s first integrated access & backhaul (“IAB”) small cell radio ▪ Key product development to actualize the enormously complex & profitable ‘5G’ markets p. 12

p. 13 vCore – 3GPP LTE EPC+IMS Fully Virtualized – Rel 13 vCore RAID TM – NG2 Featherlite – Complete Airborne LTE Includes Base station + vCore Secure Cellular - on - Demand & IoT …building trusted communication solutions Edge AI w/Edge Cloud Integrated Next - G Backhaul & Fronthaul Spectrum Strategies; Dynamic Spectrum Access & Shared Spectrum; Full Duplex – doubling the capacity ! Rapid Deployable Towers (Drone Based) 5G Plus Access Technology Greencell - LP 250 mw CBRS Band 48 (eNB) Virtual Network Communications (VNC) specializes in equipment for rapidly - deployable , secure private networks, such as Public Safety, Defense and Secure Private LTE communications, including mining, shipping and electrical generation plants etc. * * LOI signed 2/26/2020 for the acquisition of VNC. Acquisition is subject to negotiation of a definitive purchase agreement a nd satisfaction of negotiated closing conditions, as to which, in each case there can be no assurance Virtual Network Communications 14801 Murdock St. Suite 155 Chantilly VA 20151-1040 Tel. 1 (571) 445 0306 E: info@virtualnetcom.com www.virtualnetcom.com Establish Critical Connectivity. Instantly. RAID TM Rapid. Autonomous. Instant. Deployable PRODUCT FEATURES: √ 100% Complete 3GPP LTE System √ Public Safety and Cellular FCC Bands √ IP Backhaul and Antenna Flexibility √ Built-in Wi-Fi √ 12 Lbs. - 14” L x 10.5”W x 5” D √ No Field serviceable components √ LTE Applications, VoLTE MCPTT, Alerts √ Compatible with VoLTE, MCPTT, Mutualink P25 GW PTT over Cellular w/video RAID TM -- Mission Critical IOPS system While significant advancements have been made to the Public Safe- ty Broadband Network, coverage and capacity remain a challenge. During emergencies or natural disasters, wireless infrastructure may be damaged or the network could become overloaded with a surge of user devices trying to connect to the main network— whether it’s Internet service providers, public safety agencies, local and state governments or industrial companies. Temporary and transportable, RAID TM , by VNC, delivers instant deployable LTE network communications to help your personnel establish critical connectivity when it counts most. VirtualNetCom’s revolutionary product is designed specifically for the demands and needs of today’s public safety, first responders and emergency services personnel. √ A Complete LTE System -Always Ready for Instant Operation √ P25-LTE Interoperability-Works with Any LTE Smart Device √ Requires Little User Intervention- Simply Switch It On! √ Supports Commercially Available Public Safety Devices √ Purpose Built for Public Safety with Band 14 & 17 √ Minimizes size, weight and power requirements

p. 14 Sovereign Plastics operates as the materiel, component manufacturing and supply chain source for all COMSovereign companies. • Fully staffed with highly - experienced technicians / produced over 20 million plastic and metal components in 2019 • Rapid prototyping and mold - machining reduces molding times from 120 days to 5 days, and product delivery from 5 months total to 2 weeks • “Just - in - time” supply chain reduces inventory loads, maximizing earnings and efficiency • Control over these critical supply chain items means flexibility and non - reliance on vendors, here and abroad • Numerous outside customer contracts add net earnings value Operating in Colorado Springs, CO.

HARDWARE, SOFTWARE AND CIRCUIT DESIGNS Next Generation Network Designs ▪ Hardware and software design and development including intelligence surveillance & reconnaissance (ISR), embedded designs, high - speed digital and radio frequency (RF), printed circuit board (PCB) design, field - programmable gate array (FPGA) and application - specific integrated circuit (ASIC) design ▪ Large - scale network protocol development and software - defined radio systems. ▪ Wireless communications designers in tactical comm systems, automotive telematics, cellular comm systems, municipal WiFi/WiMAX, security systems, seismic detection and consumer electronics. CAPABILITIES p. 15 Core Skill Sets ▪ Embedded soft/hardware design ▪ High speed digital & RF PCB design ▪ FPGA and ASIC design ▪ Large scale network development ▪ Software defined radio systems Wireless Communications ▪ Tactical communications systems ▪ Automotive telematics ▪ Cellular communications systems ▪ Municipal WiFi/WiMAX ▪ Security systems Embedded sensing ▪ Tactical sensor networks ▪ Medical equipment ▪ Home automation ▪ Seismic Detection Silver Bullet Technology

SILICON PHOTONIC (SiP) TECHNOLOGIES Converting Copper to Optical with a New Physical Process in Session Initiation Protocol (SiP) ▪ Silicon photonics, a category of fiber optics utilizing silicon as the optical medium, holds the power to drastically increase data communication rates within, and between, computing devices. ▪ VEO is on the forefront of using silicon photonics to achieve light - speed computing for cloud data centers, high - speed ethernet, autonomous vehicles, mobile devices and 5G wireless equipment Technologies and Markets ▪ Chip - to - chip transfer rates > 100Gb/s and simulations showing 1 Tb/s+ ▪ Tested and demonstratable technology breakthroughs ▪ Cell phone and computing applications ▪ Data center solutions for significant speed increases and energy reductions p. 16

p. 17 MARKETS DIVISION MARKET SIZE - 2020 CAGR SOURCE Dragonwave Telecom Network Infrastructure $300B 10% marketresearchfuture.com Drone Aerial Surveillance and Communications $10B 8% businessinsider.com InduraPower Power Storage & Supply Systems $130B 9% grandviewresearch.com Lextrum Wireless Communications $45B 32% grandviewresearch.com Virtual Network Comm. Telecom Rapid Deployable Networks $210B 10% marketresearchfuture.com Sovereign Plastics Plastic Mold Injection (not incl. machining) $175B 11% plasticstoday.com Silver Bullet Communications Engineering / Computing $320B 29% grandviewresearch.com VEO Silicon Photonic Circuitry $2B 26% marketsandmarkets.com COMSovereign’s Total Addressable Market Size = $1.18T / Average CAGR = 16.87%

p. 18 INTELLECTUAL PROPERTY CORPORATE PATENTS PATENTS TO BE DIVISION GRANTED PENDING FILED Dragonwave 62 3 1 Drone 3 0 1 InduraPower 3 1 6 Lextrum 2 0 3 Virtual Network Comm. 2 0 4 Sovereign Plastics 0 0 0 Silver Bullet 0 0 0 VEO 3 3 7 TOTALS 75 7 22

OUR NETWORK PARTICIPATION p. 19 CORE NETWORK FULL DUPLEX 5G - NR EDGE WIRELESS BACKHAUL BACKHAUL UNIT 4G LTE / ADVANCED FRONTHAUL PUBLIC SAFETY NETWORK

CAPABILITY CHECKLIST

CARRIER-REQUIRED 5G CAPABILITIES	COMSovereign	CARRIER GRADE TECHNOLOGIES
Increased density in nodes to connect devices to the internet	✓	**Lextrum – ONLY IAB Small Cells planned for 2020 development**
Nodes must have higher than normal frequencies to handle millimeter waves	✓	**Multiple solutions within DragonWave products with micro & millimeter wave frequencies**
The ability to maximize node efficiency	✓	**New TM/OFDM waveform & Lextrum's FD techs give 3x greater efficiency than available anywhere else**
A backhaul to an 'internet line' (IP) in order to transmit and access data	✓	**Lextrum Self Backhauling Small Cells (IAB) are the best solution anywhere for matrix networks**
A standardized fronthaul network ability that connects to mobile devices	✓	**LTE protocols with TM/OFDM New Radio (NR) compliant waveforms meet and elevate standards**
Permitted places/nodes for the radios and reliable power sources	✓	**DragonWave service team deeply experienced in network buildouts /InduraPower's USP backup power supplies ensure best-in-class intelligent Lithium-Ion technology powered networks don't 'go down'**

COMSovereign p. 20

MANAGEMENT TEAM - OFFICERS p. 21 DANIEL L. HODGES Board Chairman, CEO and Co - Founder Mr . Hodges founded and acted as Chairman for Transform - X, Inc . , the former holder of our DragonWave - X and Lextrum subsidiaries . Mr . Hodges also served as founder and Chief Executive Officer of, Medusa Scientific LLC, a science and engineering research and development company . When one of Medusa’s technologies showed extreme commercial promise, he made the decision to spin it off and formed TM Technologies, Inc . , a ‘sister - company,’ to commercialize the proprietary modulation technology . He continues to serve as Board Chairman and CEO of TM . Mr . Hodges has an extraordinary business development mind - set, strong investigative research experience and deep experience within both the commercial sector and the U . S . Department of Defense and related areas . In addition to his commercial successes, Lieutenant Colonel Hodges served for 26 years as a military member, spending his last 18 years in service as a senior flight instructor with the Air National Guard and retired in September 2014 . Mr . Hodges holds multiple U . S . Patents as inventor including a “Method and System for a Grass Roots Intelligence Program” along with numerous radar and communications and radar related technologies . As an author he wrote and published a volume titled “Future Span” covering current and future U . S . energy paradigms . As the founder and leader of multiple enterprises, he has built organizations from inception that included subsidiaries covering focus areas of Aerospace, Marine, Communications, and Scientific R&D . JOHN E. HOWELL Director, President and Co - Founder Mr . Howell held senior roles within Transform - X, Inc . and TM Technologies, Inc . , including as CEO of Transform - X and President of TM Global, LLC . Prior to leading TM Global, Mr . Howell was a Co - Founder of the Willowdale Family of boutique advisory companies . Mr . Howell continues to serve as Willowdale’s Non - Executive Chairman . Outside of leading efforts on behalf of Willowdale’s clients, Mr . Howell is also an active leader with a number of national non - profits, particularly in the fields of children’s health and veterans’ affairs . Mr . Howell was an early member of the Business Advisory Committee for the Muscular Dystrophy Association’s venture philanthropy activity (MVP) . Mr . Howell also serves as one of the four Directors of The Rip Van Winkle Foundation, the New York - based Foundation funded largely with proceeds from the Estate of late New York Yankee Henry “Lou” Gehrig and his wife Eleanor . Previously, Mr . Howell served the U . S . government in a variety of uniformed and civilian capacities worldwide for the United States Army and Central Intelligence Agency . John is both Airborne and Ranger Qualified . Mr . Howell is a Fulbright Scholar and alumnus of Davidson College in Davidson, North Carolina .

MANAGEMENT TEAM - OFFICERS p. 22 BRIAN T. MIHELICH Chief Financial Officer Mr . MiheIich has 30 years of leadership experience in finance, sales, service delivery and operations roles, including two decades with global telecom provider, Ericsson . In his current role as CFO he partners with our subsidiary CEOs and executive teams to build long - term value, enabling and mobilizing the business with the objective of helping customers succeed with their telecom goals . A veteran of the United States Air Force, Mr . Mihelich’s passion to support our military professionals is carried into his private life . He founded and leads a Veterans Resource Group with the objective of supporting veterans and easing transition into private life and civilian work . He is also an avid cyclist who firmly believes meaningful work is accomplished within a committed team . Brian holds a B . S . in Business Administration from Northern Michigan University and an M . B . A . from The University of Texas at Dallas . He has worked at the United States Securities and Exchange Commission ; completed executive training at London Business School and Boston University, and ; completed a two - year financial development program at Ericsson . KEVIN M. SHERLOCK Secretary and General Counsel Mr . Sherlock s licensed to practice law in Washington D . C . , Florida and Arizona, having graduated from Georgetown with his Juris Doctorate . He began his legal career as an associate in the Washington D . C . office of a New York law firm with a practice area of aviation law, insurance defense litigation (including complex multi - district air crash disaster litigation) and general corporate matters . After 5 years, Mr . Sherlock opened his solo practice in 1993 , with a focus on small business mergers and acquisitions . Since 1996 , Mr . Sherlock has been involved in various capacities with small public companies, including serving as corporate secretary, senior management, general counsel, and as a director . Mr . Sherlock has had considerable experience in corporate structure, and mergers and acquisition work . Since 2008 , Mr . Sherlock has worked as a law partner at the firm he co - founded in Tucson, Arizona, with a focus on business litigation, securities arbitration, and security clearance matters . Since 1995 , Mr . Sherlock has been involved with a non - profit organization, Perimeter Bicycling Association of America, including as Vice - President since 1996 and a Director since 1999 . Kevin joined COMSovereign full - time in January . DUSTIN H . MCINTIRE, PhD Chief Technology Officer Dr . McIntire is an electrical design engineer with more than 20 years of experience designing hardware and software for embedded and consumer electronics, wireless communications systems, and the Internet of Things . Additionally, he has an acute broad area expertise over several technological fields and is a skilled technologist and systems architect with a history of successfully leading projects and teams from concept through production utilizing extensive background in computer architecture, low power circuits, embedded software, and communications protocols . He possesses a sharp ability to architect, design, fabricate, and manufacture successful products from concept to high volume production . Examples include co - founding of a cloud - based SaaS company providing IoT services, hosting hundreds of thousands of devices for multiple Fortune 500 companies, and developing a scalable edge computing system to perform distributed tracking using multimodal sensing assets . Companies he has led as either Chief Technologist, or CTO or CEO include Tranzeo Wireless, Arrayent, Prodeo and Silver - Bullet Technology . He holds a B . S . from Stanford, and M . S . and Ph . D . degrees in Electrical Engineering from UCLA .

MANAGEMENT TEAM - DIRECTORS p. 23 DAVID V . AGUILAR Director During a 35 - year career at the U . S . Border Patrol and Customs and Border Protection, Mr . Aguilar led our nation's largest federal law enforcement organization with a workforce of over 60 , 000 including 43 , 000 uniformed law enforcement officers . Mr . Aguilar began his CBP career as a Border Patrol agent in 1978 and became Chief of the U . S . Border Patrol in 2004 . He was appointed Deputy Commissioner in April 2010 and served as acting Commissioner from 2011 to March 2013 . For his work and his career of service, Commissioner Aguilar received the Presidential Rank Award in 2008 , the President's Meritorious Excellence Award in 2005 , the Department of Homeland Security Distinguished Service Medal, the Washington Homeland Security Roundtable Lifetime Achievement Award, and the Institute for Defense and Government Advancement Lifetime Achievement Award . Since retiring in February 2013 , Aguilar has been a Principal at Global Security and Innovative Strategies ("GSIS"), a leading security consulting and business advisory firm headquartered in Washington, DC . At GSIS, David advises clients on a broad range of national homeland and international security matters including border security and logistics, global trade and commerce, supply chain management and security, risk management, viability assessments, and strategic planning and implementation . JAMES S. MARKS Director, Governance Committee Chair Mr . “Spider” Marks is the President of The Marks Collaborative, an advisory firm dedicated to the development and transformation of corporate leaders and their organizations . He has led business ventures to include entrepreneurial efforts in education, energy, IT, and primary research . General Marks spent over 30 years in the United States Army holding every command position from infantry platoon leader to commanding general . Significantly, in industry he was responsible for creating, training and managing a company that staffed over 10 , 000 linguists in Iraq and generated annual revenues of over $ 700 million in less than a year . Marks is a published author, routine guest speaker, leader and senior advisor for multiple corporations, and has been an on - air military and intelligence analyst to CNN . In governmental relations, he prepared and presented testimonies for intelligence, armed services, and appropriations committees of both houses of the U . S . Congress . He is an Honor Graduate of the U . S . Army’s Ranger School and a member of the Military Intelligence Hall of Fame . General Marks has a Bachelor of Science degree in Engineering from the United States Military Academy at West Point, NY and a Master of Arts degree in Foreign Affairs from the University of Virginia . DANIEL L . HODGES Chairman - See Bio Above JOHN E . HOWELL Director - See Bio Above

MANAGEMENT TEAM - DIRECTORS p. 24 RICHARD J . BERMAN Director, Compensation Committee Chair Mr . Berman’s business career spans over 35 years of venture capital, senior management, and merge and acquisitions experience . In the past 5 years, Mr . Berman has served as a director and/or officer of over a dozen public and private companies . In 2016 , he was elected Chairman of Cevolva Biotech Inc . From 2014 - 2016 , he was Chairman of MetaStat, Inc . From 2006 - 2011 , he was Chairman of National Investment Managers, a company with $ 12 billion in pension administration assets . Mr . Berman is a director of four public healthcare companies : Advaxis, Inc . , Catasys, Inc . , and Cryoport Inc . and Immuron Ltd . From 2002 to 2010 , he was a director of Nexmed Inc . (now called Seelos Therapeutics, Inc . ), where he also served as Chairman/CEO in 2008 and 2009 . From 1998 - 2000 , he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO, and was a director from 1998 - 2012 . Previously, Mr . Berman worked at Goldman Sachs ; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments . He created the largest battery company in the world, in the 1980 ’s, by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE) ; he helped create SoHo, the lower Manhattan neighborhood in NYC, by developing five buildings ; and he advised on over $ 4 billion M&A transactions, completing over 300 deals . Mr . Berman is a past Director of the Stern School of Business of NYU where he obtained his B . S . and M . B . A . degrees . He also has U . S . and foreign law degrees from Boston College and The Hague Academy of International Law, respectively . Notably, Richard was nominated for public company “Director of the Year” in 2012 . BRENT M. DAVIES Director, Audit Committee Chair Mr . Davies is also a member of the Board of Directors of TM Technologies, Inc . and a partner in his accounting practice in Salt Lake City, Utah . He has previously served as CFO of Patient Central Technologies, Inc . and of CEO of Robison, Hill & Co . Brent graduated from the University of Utah with a B . S . in Marketing and a B . S . in Management . After serving as a manager in the S . S . Kresge Co . (K - Mart), he returned to school and received a B . S . in Accounting and an MBA (accounting option) from the University of Wyoming . He is a Certified Management Accountant and has CPA certificates from California, Nevada, Utah and Wyoming . He has had more than 35 years of Diversified public accounting, industry and teaching experience, including national accounting firm auditing experience ; serving as a controller of a small privately - owned company ; serving on the Board of Directors of several small public and private companies ; and participating in accounting and marketing research projects that resulted in two of the articles which he wrote, being published in national magazines . During his career in public accounting he has been involved with various oil and gas, coal, gold, silver, phosphate, sand and gravel mining companies as a consultant, tax preparer, auditor (well over 300 audits) and in financial statement preparation . He has also served on the board of directors for two mining companies . He has taught various tax and accounting courses at the University of Wyoming and has been a frequent speaker at seminars and workshops sponsored by professional, civic and private groups .

INVESTMENT HIGHLIGHTS p. 25 • DRAGONWAVE • Twenty years of operations w/extremely disruptive & patented technology upgrades integrating into products lines • Over $1B in presently installed equipment in more than 100 countries, requiring replacement over next 2 - 3 years • DRONE • Increasingly large contracts with DHS, CBP, DoD • Models facilitate immediate ”standup” of full telecom networks anywhere, anytime • INDURAPOWER • Patented Intelligent Battery Systems – proven in high performance machines • Backup power systems for Telecommunications • Contracts in Aerospace & Automotive; engineering & development underway in Marine and Space systems • LEXTRUM • Only known Full - Duplex technology operative across large commercial bandwidths • Integrating into DWX & VNC units first, then into a growing list of equipment manufacturers’ products • VIRTUAL NETWORK COMMUNICATIONS • Entire 4G LTE/Advanced Network systems; fixed, portable or aerially deployable • Small cells, CBRS radios and new, disruptive 5G, nG and beyond technologies • SOVEREIGN PLASTICS • Full control of supply chain allowing “just - in - time” inventory controls and rapid full - scale ramp - ups and model changes • SILVER BULLET TECHNOLOGY • The “go - to” team for networks, software, circuit design and cloud operations; leading COMS engineering • VEO • Significant improvements in optical switching & the future of “light - computing” here, now, patented and solely in VEO “The big - picture concept is to have all of the US 5G architecture and infrastructure done by American firms, principally,” Larry Kudlow, a White House economic adviser, tells the WSJ. COMSovereign Stands Ready

FINANCIAL SUMMARY – FYE 2019 (estimated, unaudited*) p. 26 BALANCE SHEET* ($,000) Current Assets 11,768 Intangible Assets & Intellectual Property 124,313 Other Assets 11,671 TOTAL ASSETS 147,751 Current Liabilities 18,065 Long - Term Liabilities 904 TOTAL LIABILITIES 18,969 Total Equity 134,724 Retained Earnings (5,941) TOTAL Stockholders’ Equity 128,783 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY 147,751 This preliminary information has been prepared by management and is derived from the Company's internal books and records. The Com pan y expects to complete its audited financial statements for the year ended December 31, 2019 in late March 2020. While the Company does not expect actual results to diffe r m aterially from the preliminary information provided, this information is subject to completion of financial closing procedures and adjustments. The Company's actual balance sheet info rma tion may differ from the preliminary information provided and such differences may be material. Notes Payable as at 3/6/2020 ($) Unsecured Vendor & Lender Debt 2,700,000 Subordinated Secured 10% Notes - DWX 5,150,000 Senior Secured 9% Notes - DWX 2,045,000 Senior Secured 7% Note - DRONE 2,000,000 General – Bridge Loan 600,000 Senior Secured 5% Notes – SOVPL 2,100,000 TOTAL 14,595,000 Notes* : Does not include Virtual Network Communications, Inc. operating performance data. COMBINED REVENUES* ($,000) $15,325 NET OPERATING GAINS (LOSSES)* ($,000) ($6,161)

SOLUTIONS Stock Symbol: COMS www.comsovereign.com

CAPITALIZATION TABLE p. 28 Common Shares 128,451,243 Acquisition consideration shares* 16,000,000 Restricted Stock Awards** 2,000,000 Warrants (WAEP $1.35) 270,000 Options (WAEP $0.67) 8,695,000 * Pending the closing of the Virtual Network Communications acquisition ** Management shares granted but not issued . Shares vest in arrears over 2 - 3 years . Addendum 1